UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 15, 2020

Valaris plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Cannon Street
London, England EC4N6EU
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, U.S. $0.40 par value	VAL	New York Stock Exchange
4.70% Senior Notes due 2021	VAL21	New York Stock Exchange
4.875% Senior Note due 2022	VAL/22	New York Stock Exchange
4.50% Senior Notes due 2024	VAL24	New York Stock Exchange
4.75% Senior Note due 2024	VAL/24	New York Stock Exchange
8.00% Senior Notes due 2024	VAL24A	New York Stock Exchange
5.20% Senior Notes due 2025	VAL25A	New York Stock Exchange
7.375% Senior Note due 2025	VAL/25	New York Stock Exchange
7.75% Senior Notes due 2026	VAL26	New York Stock Exchange
5.4% Senior Note due 2042	VAL/42	New York Stock Exchange
5.75% Senior Notes due 2044	VAL44	New York Stock Exchange
5.85% Senior Note due 2044	VAL/44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.07 Submission of Matters to a Vote of Security Holders	1
SIGNATURE	4

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The Company held its 2020 Annual General Meeting in London, England on June 15, 2020.
(b) As previously announced, Keith O. Rattie and Carl G. Trowell's service on the Board of Directors of the Company ended on June 15, 2020.
(c) There were 198,419,838 shares entitled to vote at the meeting based on the March 23, 2020 record date, of which 131,256,529 shares, or 66.15%, were present and voting in person or by proxy. The following matters, detailed descriptions of which are contained in the 2020 Proxy Statement, were voted on at the meeting:

(1) To re-elect Directors to serve until the 2021 Annual General Meeting of Shareholders:

a. William E. Albrecht
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
87,590,525	8,037,355	3,365,142	32,263,507

b. Frederick Arnold
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
89,182,428	6,445,006	3,365,588	32,263,507

c. Thomas P. Burke
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
89,134,644	1,348,214	8,510,164	32,263,507

d. Mary E. Francis CBE
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
88,819,834	6,841,309	3,331,879	32,263,507

e. Georges J. Lambert
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
89,153,745	6,447,461	3,391,816	32,263,507

f. Suzanne P. Nimocks
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
89,087,221	6,519,057	3,386,744	32,263,507

g. Thierry Pilenko
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
88,846,352	6,756,668	3,390,002	32,263,507

h. Paul E. Rowsey, III
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
88,081,839	7,608,589	3,302,594	32,263,507

i. Charles L. Szews
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
89,130,910	6,467,492	3,394,620	32,263,507

j. Adam Weitzman
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
89,101,584	1,342,243	8,549,195	32,263,507

(2) To ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the fiscal year ending 31 December 2020:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
125,754,000	2,147,241	3,355,288	N/A

(3) To appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the 2020 Annual General Meeting of Shareholders until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company):

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
125,756,600	2,137,652	3,362,277	N/A

(4) To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
125,739,552	2,054,618	3,462,359	N/A

(5) To approve an amendment to the 2018 Long-Term Incentive Plan

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
88,082,007	7,592,306	3,318,709	32,263,507

(6) To approve the Directors' Remuneration Policy

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
87,459,851	8,253,954	3,279,217	32,263,507

(7) A non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2019:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
89,400,129	6,098,282	3,494,611	32,263,507

(8) A non-binding advisory vote to approve the compensation of our named executive officers:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
89,428,294	6,054,534	3,510,194	32,263,507

(9) A non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2019:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
125,116,993	2,529,588	3,609,948	N/A

(10) To authorise the Board of Director to allot shares, the full text of which can be found in "Resolution 10" of the proxy statement:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
112,783,688	14,509,063	3,963,778	N/A

(11) To approve the general disapplication of pre-emption rights, the full text of which can be found in “Resolution 11” of the proxy statement:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
115,214,455	11,713,569	4,328,505	N/A

(12) To approve the disapplication of pre-emption rights in connection with an acquisition or specified capital investment, the full text of which can be found in “Resolution 12” of the proxy statement:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
115,218,798	11,693,296	4,344,435	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris plc

Date: June 15, 2020	/s/ Michael T. McGuinty
Michael T. McGuinty
Senior Vice President and General Counsel

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